Accounts receivable	12 Months Ended
Oct. 31, 2022
Trade and other current receivables [abstract]
Accounts receivable	Accounts receivable

As at October 31,	2022	2021
Trade receivables	$1.5	$4.1
Total accounts receivable	1.5	4.1

Sales taxes receivable	$3.7	$0.4
Other	4.1	0.6
Total other receivables	$7.8	$1.0

Other receivables consist principally of interest receivable and receivables from non-trade vendors.

Aging Summary
As at October 31,	2022	2021
Current	$0.3	$3.2
1-30 days	0.6	0.3
31-60 days	0.3	0.1
61-90 days	0.1	—
91 days and over	0.2	0.5
Total accounts receivable	$1.5	$4.1

For product revenue, the Company estimates the amount of consideration to which it expects to be entitled under provisional pricing arrangements, which is based on the initial assay results and market prices of certain constituent metals on the date control is transferred to the customer. For the twelve months ended October 31, 2022, the fair value loss arising from changes in estimates was $2.2 million (2021: fair value gain of $0.8 million), which is included in the respective accounts receivable balance. Refer to Note 3 for additional details on product revenue and fair value adjustments recognized in the period.

The Company assesses the need for allowances related to credit loss for service related receivables based on its past experience, the credit ratings of its existing customer and economic trends. For the year ended October 31, 2022, the Company recorded a nominal credit allowance (2021: $nil).

The Company's revenue primarily comes from two key customers, as shown in the table below. The Company's remaining customers do not make up significant percentages of these balances. For additional details on product sales and fair value adjustments recognized in the period, refer to Note 3.

Revenue
For the years ended October 31,	2022	2021	2020
Customer A	16.3%	42.0%	67.0%
Customer B	69.6%	52.0%	0.0%

Trade Accounts Receivable
As at October 31,	2022	2021	2020
Customer A	18.3%	53.0%	90.0%
Customer B	42.8%	45.0%	0.0%